Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Miller Industries, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2020 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William G. Miller, II, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Dated: March 3, 2021
/s/ William G. Miller, II
William G. Miller, II
President and Co-Chief Executive Officer